Contingent Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Operating Leases Future Minimum Payments Due	$ 2,525
Operating Leases Future Minimum Payments Due Current	593
Operating Leases Future Minimum Payments Due In Two Years	479
Operating Leases Future Minimum Payments Due In Three Years	340
Operating Leases Future Minimum Payments Due In Four Years	235
Operating Leases Future Minimum Payments Due In Five Years	171
Operating Leases Future Minimum Payments Due Thereafter	707
Rent Expense	464	456	457
Accrual For Environmental Loss Contingencies	903	936
Department of Defense Contract Claim Against Sikorsky [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 2008
Loss Contingency Allegations	As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges that it made to Sikorsky since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claimed that Sikorsky's liability was approximately $100 million (including interest through December 31, 2014).
Loss Contingency Damages Sought	$100 million (including interest through December 31, 2014)
Loss Contingency, Settlement Agreement, Date	3/22/2013
Loss Contingency Actions Taken By Court Arbitrator Or Mediator	On December 10, 2014, the Federal Circuit affirmed the judgment of the U.S. Court of Federal Claims in favor of Sikorsky.
Loss Contingency Actions Taken By Plaintiff And Defendant	We believed this claim was without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims. Trial in the matter concluded in January 2013 and on March 22, 2013, the U.S. Court of Federal Claims issued a written decision in favor of Sikorsky determining that the DOD had failed to prove its claims because Sikorsky's calculation of material overhead complied with the cost accounting standards. DOD appealed this decision to the United States Court of Appeals for the Federal Circuit.
Department of Justice Lawsuit Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	1999
Loss Contingency, Damages Sought, Value	624
Loss Contingency Allegations	As previously disclosed, the United States Government sued us in 1999 in the United States District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. The claims relate to the “Fighter Engine Competition” between Pratt & Whitney's F100 engine and General Electric's F110 engine. The government alleged that it overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial, which ended in April, 2005, the government claimed Pratt & Whitney's liability to be approximately $624 million.
Loss Contingency Period Of Occurrence	fiscal years 1985 through 1990
Loss Contingency, Range of Possible Loss, Minimum	24
Loss Contingency, Range of Possible Loss, Maximum	657
Loss Contingency Damages Awarded Value ,Not Including Interest	473
Loss Contingency, Settlement Agreement, Date	6/17/2013
Loss Contingency Actions Taken By Court Arbitrator Or Mediator	On August 1, 2008, the trial court held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions after the alleged overstatements were made. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 initial engine pricing proposal. In the absence of actual damages, the trial court awarded the government the maximum civil penalty of approximately $7 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts.
Loss Contingency Actions Taken By Plaintiff And Defendant	In September 2008, both the government and UTC appealed the decision to the United States Court of Appeals for the Sixth Circuit. On November 18, 2010, the Sixth Circuit affirmed Pratt & Whitney's liability for the civil penalty under the False Claims Act, but remanded the case to the trial court for further proceedings on the issues of False Claims Act damages and common law liability and damages.
Loss Contingency Actions Taken By Defendant	We strongly disagree with the trial court's analysis and conclusions. We filed an appeal from the judgment to the United States Court of Appeals for the Sixth Circuit on August 26, 2013. Oral argument in the appeal was held on December 2, 2014, and a decision from the Sixth Circuit is expected in early 2015. Based on our analysis, we continue to believe that there is no basis for any common law liability for the inaccurate statements. We also believe that the government suffered no actual damages as a result of the inaccurate statements made in 1983 and, therefore, there is no basis in fact or law for the award of common law damages, prejudgment interest or False Claims Act treble damages. If, contrary to our expectations, all or any portion of the judgment should ultimately be affirmed, we estimate a range of reasonably possible loss from approximately $24 million to $657 million in excess of amounts previously accrued, plus postjudgment interest. The outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized and cash flows for the period in which damages would be paid.
Loss Contingency, Settlement Agreement, Terms	On June 17, 2013, the trial court awarded the government approximately $473 million in damages and penalties, plus prejudgment interest in an amount to be determined. On July 1, 2013, the trial court, after determining the amount of prejudgment interest, entered judgment in favor of the government in the amount of approximately $664 million. The trial court also awarded postjudgment interest on the full amount of the judgment to accrue from July 2, 2013, at the federal variable interest rate determined pursuant to 28 U.S.C. § 1961. The judgment included four different components of damages: (1) common law damages of approximately $109 million; (2) prejudgment interest on common law damages of approximately $191 million; (3) False Claims Act treble damages of approximately $357 million; and (4) penalties of approximately $7 million. The penalty component of the judgment previously was affirmed by the United States Court of Appeals in 2010.
Loss Contingency, Damages Awarded, Value	$ 664
Loss Contingency, Additional Actions Taken by Court, Arbitrator or Mediator	On June 18, 2012, the trial court found that Pratt & Whitney had breached obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force is entitled to seek damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act.
German Tax Office Against Otis [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	8/3/2012
Loss Contingency Allegations	As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office, which concern approximately €215 million (approximately $265 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. Upon audit, these tax benefits were disallowed by the German Tax Office. UTC estimates interest associated with the aforementioned tax benefits is an additional approximately €115 million (approximately $140 million).
Loss Contingency Damages Sought	€215 million (approximately $265 million)
Loss Contingency Actions Taken By Plaintiff And Defendant	On August 3, 2012, we filed suit in the local German Tax Court (Berlin-Brandenburg). In 2008 the German Federal Tax Court (FTC) denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the FTC on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union principles. On September 17, 2009, the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the FTC for further consideration of certain related issues. In May 2010, the FTC released its decision, in which it resolved certain tax issues that may be relevant to our suit and remanded the case to a lower court for further development. In 2012, the lower court decided in favor of the other taxpayer and the German Government again appealed the findings to the FTC.
Loss Contingency, Interest	€115 million (approximately $140 million)
Loss Contingency, Management's Assessment and Process	In November 2014, the FTC ruled in favor of the German Government, and against the other taxpayer. The FTC decision in the case involving the other taxpayer is not determinative of the outcome in our case and we will continue vigorously to litigate the matter. However, in light of the FTC decision in the case involving the other taxpayer, we have fully accrued for the matter during the quarter ended December 31, 2014.
U.S. Defense Contract Management Claim against Pratt & Whitney
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 24, 2013
Loss Contingency Allegations	By letter dated December 24, 2013, a Divisional Administrative Contracting Officer of the United States Defense Contract Management Agency asserted a claim and demand for payment of $210,968,414 against Pratt & Whitney. The claim is based on Pratt & Whitney's alleged noncompliance with cost accounting standards from January 1, 2005 to December 31, 2012, due to its method of determining the cost of collaborator parts used in the calculation of material overhead costs for government contracts.
Loss Contingency Damages Sought	$ 210,968,414
Loss Contingency Actions Taken By Defendant	On March 18, 2014, Pratt & Whitney filed an appeal to the Armed Services Board of Contract Appeals. Pratt & Whitney’s appeal is still pending and we continue to believe the government’s claim is without merit.